                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 29, 2000
                                 Date of Report
                        (Date of earliest event reported)

                                UTEK CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


              333-93913                              59-3603677
        (Commission File No.)          (IRS Employer Identification Number)


                            202 South Wheeler Street
                              Plant City, FL 33566
                    (Address of Principal Executive Offices)

                                 (813) 754-4330
              (Registrant's Telephone Number, Including Area Code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Ice Surface Development, Inc., a Florida corporation and wholly-owned subsidiary of UTEK Corporation (NASDAQ: UTOB) was acquired by Torvec, Inc., a New York corporation (OTC BB: TOVC) in a tax-free stock for stock exchange. Torvec issued 1,068,354 unregistered shares of common stock in exchange for all of the issued and outstanding shares of Ice Surface Development, Inc. The shares acquired in the exchange are restricted and may only be resold pursuant to the requirements of the Securities Act of 1933. The value of the consideration was estimated at $2.14 million based on the Board of Directors valuation of the transaction as of the closing date. As a result of the exchange, UTEK owns approximately 4.8% of the issued and outstanding common stock of Torvec, Inc.

         Ice Surface Development, Inc. holds a worldwide exclusive license for the land-based applications to a novel ice adhesion modification system developed at Dartmouth College. Torvec, Inc. has acquired Ice Surface Development, Inc. to integrate the Dartmouth de-icing technology into their "Fast Tracked Vehicle" and intends to seek sub-licensees to this technology for other land-based vehicle applications.

         The amount of consideration was determined by arms-length negotiations between the parties.

         The exchange was consummated on November 29, 2000 in accordance with applicable law and the press release announcing the closing of the transaction is attached as an exhibit hereto.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements  -  None.

(b)      Pro Forma Financial Information.

         The unaudited pro forma consolidated financial information illustrates the effect of the Registrant's disposition of Ice Surface Development, Inc., a wholly owned subsidiary. The Unaudited Pro Forma Consolidated Balance Sheet of the Registrant at September 30, 2000 shows the financial position of the Company after giving effect to the disposition of Ice Surface Development, Inc. as if it had occurred on September 30, 2000. The Unaudited Pro Forma Consolidated Statement of Income for the nine months ended September 30, 2000 and the year ended December 31, 1999, give retrospective effect to the disposition as if it had occurred at the beginning of the earliest period presented.

         The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto. The pro forma information may not necessarily be indicative of what the Registrant's results of operations or financial position would have been had the transaction been in effect as of and for the periods presented, nor is such information necessarily indicative of the Registrant's results of operations or financial position for any future period or date.

UTEK CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED
BALANCE SHEET AT SEPTEMBER 30, 2000

                                                                             PRO FORMA ADJUSTMENTS
                                                                           --------------------------
                                                            HISTORICAL       PRO FORMA         PRO
                                                             RESULTS       ENTRIES(a)(b)      FORMA
                                                            ----------     -------------  -----------
ASSETS
    Investments in non-controlled affiliates (cost
        $3,548,396 at September 30, 2000)                   $4,110,224       $2,147,392    $6,257,616
    Cash and cash equivalents                                   21,334                         21,334
    Deferred offering costs                                    815,519                        815,519
    Prepaid expenses and other assets                           92,580                         92,580
    Fixed assets, net                                           77,425                         77,425
                                                            ----------       ----------    ----------

                  TOTAL ASSETS                               5,117,082        2,147,392     7,264,474
                                                            ----------       ----------    ----------


LIABILITIES
    Notes payable to bank                                       60,975                         60,975
    Accrued expenses                                           317,669          185,000       502,669
    Deferred income taxes                                    1,053,197          741,800     1,794,997
                                                            ----------       ----------    ----------

                  TOTAL LIABILITIES                          1,431,841          926,800     2,358,641
                                                            ----------       ----------    ----------

                  NET ASSETS                                $3,685,241       $1,220,592    $4,905,833
                                                            ==========       ==========    ==========


Commitments and Contingencies
Composition of net assets
    Common stock, $.01 par value, 19,000,000 shares
        authorized; 2,782,226 shares issued and
        outstanding at September 30, 2000                      $27,822                         27,822
    Preferred stock, $.01 par value, 1,000,000 shares
        authorized and none issued and outstanding                  --                             --
    Additional paid-in capital                               2,136,010                      2,136,010
    Accumulated income:
        Accumulated net operating income                     1,147,278        1,220,592     2,367,870
        Net realized gain on investments, net of
            income taxes                                        23,717                         23,717
        Net unrealized appreciation of investments,
            net of deferred income taxes                       350,414                        350,414
                                                            ----------       ----------    ----------

Net assets                                                  $3,685,241       $1,220,592    $4,905,833
                                                            ==========       ==========    ==========

Net asset value per share                                        $1.32                          $1.76
                                                            ==========                     ==========

UTEK CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED
STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED
SEPTEMBER 30, 2000


                                                                            PRO FORMA ADJUSTMENTS
                                                                          -------------------------
                                                            HISTORICAL     PRO FORMA        PRO
                                                             RESULTS      ENTRIES(a)(b)    FORMA
                                                            ----------    -------------  ----------
INCOME FROM OPERATIONS:
    Sale of technology rights                               $2,354,192     $2,147,392    $4,501,584
    Consulting fees                                                 --                           --
    Investment income, net                                      26,366                       26,366
                                                            ----------     ----------    ----------
                                                             2,380,558      2,147,392     4,527,950
                                                            ----------     ----------    ----------

EXPENSES:
    Salaries and wages                                         255,452                      255,452
    Professional fees                                          149,332                      149,332
    Sales and marketing                                        561,246        185,000       746,246
    General and administrative                                 190,121                      190,121
                                                            ----------     ----------    ----------
                                                             1,156,151        185,000     1,341,151
                                                            ----------     ----------    ----------

Income before income taxes                                   1,224,407      1,962,392     3,186,799
Provision for income taxes                                     463,831        741,800     1,205,631
                                                            ----------     ----------    ----------
    Net Income from Operations                                 760,576      1,220,592     1,981,168


Net Realized and Unrealized Gains (Losses):
    Net realized gain on investment, net of
        income tax expense of $14,310                           23,717                       23,717
    Increase (decrease) in unrealized appreciation
        of non-controlled affiliate investments, net of
        deferred tax benefit of $231,384                      (383,505)                    (383,505)
                                                            ----------     ----------    ----------

Net increase in net assets from operations                  $  400,788     $1,220,592    $1,621,380
                                                            ==========     ==========    ==========

Net increase in net assets from operations per share:
    Basic                                                   $      .14                   $      .58
    Diluted                                                 $      .14                   $      .58
Weighted average shares:
    Basic                                                    2,782,226                    2,782,226
    Diluted                                                  2,782,226                    2,782,226

UTEK CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 1999

                                                                            PRO FORMA ADJUSTMENTS
                                                                         --------------------------
                                                            HISTORICAL     PRO FORMA        PRO
                                                             RESULTS     ENTRIES(a)(b)     FORMA
                                                            ----------   ------------    ----------
INCOME FROM OPERATIONS:
    Sale of technology rights                               $1,098,212     $2,147,392    $3,245,604
    Consulting fees                                            165,000                      165,000
    Investment income, net                                      52,161                       52,161
                                                            ----------     ----------    ----------
                                                             1,315,373      2,147,392     3,462,765
                                                            ----------     ----------    ----------


EXPENSES:
    Salaries and wages                                         197,125                      197,125
    Professional fees                                          184,697                      184,697
    Sales and marketing                                         79,544        185,000       264,544
    General and administrative                                 266,956                      266,956
                                                            ----------     ----------    ----------
                                                               728,322        185,000       913,322
                                                            ----------     ----------    ----------

Income before income taxes                                     587,051      1,962,392     2,549,443
Provision for income taxes                                     301,190        741,800     1,042,990
                                                            ----------     ----------    ----------
    NET INCOME FROM OPERATIONS                                 285,861      1,220,592     1,506,453

NET REALIZED AND UNREALIZED GAINS (LOSSES):

    Increase (decrease) in unrealized appreciation
        of non-controlled affiliate investments, net of
        deferred tax expense of $73,800                        122,919                      122,919
                                                            ----------     ----------    ----------

Net increase in net assets from operations                  $  408,780     $1,220,592    $1,629,372
                                                            ==========     ==========    ==========

Net increase in net assets from operations per share:
    Basic                                                   $      .15                   $      .61
    Diluted                                                 $      .15                   $      .61
Weighted average shares:
    Basic                                                    2,682,420                    2,682,420
    Diluted                                                  2,682,420                    2,682,420





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                                UTEK CORPORATION

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

      Note 1   Pro Forma Balance Sheet Adjustments

               (a) The recognition of expenses and related tax liability (benefit) of Ice Surface Development, Inc. and included in pro forma retained earnings as of December 31, 1999.

               (b) The recognition of the estimated value of the unregistered shares of Torvec Inc. common stock received in the stock for stock exchange and the related deferred tax liability.

      Note 2   Pro Forma Statement of Income Adjustments

               (a) The recognition of the estimated revenue from the stock for stock exchange and the related income tax expenses.

               (b) The recognition of expenses of Ice Surface Development, Inc. and related tax liability (benefit).


(c)      Exhibits.

2 Agreement and Plan of Merger dated as of November 29, 2000, by and among, Torvec Subsidiary Corporation, Torvec, Inc., UTEK Corporation and Ice Surface Development, Inc. (incorporated by reference to Exhibit
         10.1 of UTEK Corporations quarterly report on Form 10-Q filed with the SEC on December 8, 2000 (Commission File Number 814-00203)).

99.1 Press Release of UTEK Corporation dated November 29, 2000 announcing the closing of the transaction.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 4, 2001                         UTEK CORPORATION

                                             By:  /s/ Clifford M. Gross
                                            -----------------------------------
                                             Clifford M. Gross
                                             Chief Executive Officer

                                INDEX TO EXHIBITS


 EXHIBIT
 NUMBER            DESCRIPTION
 2                 Agreement and Plan of Merger dated as of November 29, 2000, by and among, Torvec Subsidiary Corporation, Torvec, Inc., UTEK
                   Corporation and Ice Surface Development, Inc. (incorporated by reference to Exhibit 10.1 of UTEK Corporations quarterly report on Form 10-Q filed with the SEC on December 8, 2000
                   (Commission File Number 814-00203)).


 99.1 Press Release of UTEK Corporation dated November 29, 2000 announcing the closing of the transaction.